Exhibit 99.2

Collectors Universe Launches

Collectibles Aggregator Service, Collectors.com

NEWPORT BEACH, Calif., August 27, 2015 -- Collectors Universe, Inc. (NASDAQ: CLCT), a leading provider of value-added authentication and grading services for high-value collectibles, today announced the launch of Collectors.com (patent pending) at www.Collectors.com. At its launch, the new website provides information on the availability of more than 9 million collectibles currently offered for sale by 53,268 sellers from listings on 542 websites, with an aggregate value, based on their list prices, of $1,011,000,000.

“Collectors.com is a scalable website that we have designed to rapidly grow beyond its current $1 billion in listings given its aggregator technology,” said Robert Deuster, Chief Executive Officer of Collectors Universe.

Given its cloud-based computing power, the website will enable users to access millions of listings, giving them unparalleled reach for finding new collectibles. Collectors.com allows users to find collectibles using a wide range of filters including price, seller and condition.

Collectors.com launched with aggregated collectibles listings for rare coins, paper money, trading cards, autographs and stamps. The site plans on expanding to dozens of other popular high value collectibles categories with future rollouts.

The system is leveraging the power of Amazon’s AWS cloud infrastructure.

“According to publicly available information, Amazon is the leading provider of cloud services, with more applications deployed than any other cloud provider, and Amazon was the industry leader in uptime in 2014 with a 99.9974% uptime. By leveraging Amazon’s infrastructure, not only are we able to process large amounts of data at high speed, we will also be able to archive that data to build an extensive and comprehensive database of collectibles pricing and value information. If it’s out there, Collectors.com will help you find it,” said Deuster.

Collectors.com was created because of the frustration collectors often face at having to individually log on and search through dozens of websites, one-at-a-time, to find collectibles.

Don Willis, President of the Professional Coin Grading Service division of Collectors Universe, explained the website’s origins: “Everyone collects something. As an avid collector, I used to spend hours every week searching websites and marketplaces for items I was collecting. I tried using traditional search tools but they returned volumes of disorganized results that were not helpful in finding what I was searching for. My searches were time consuming and typically ended in frustration. The need for a collectibles aggregator was obvious.”

"We assembled a superb technical team who, combined with the decades of collectibles experience found within Collectors Universe, Inc., created this value-added aggregator. We have been beta testing Collectors.com for the past 8 months within the PCGS (coins) and PSA (cards) divisions of Collectors Universe Inc., and in the process of developing it we have discovered many new and exciting applications that we believe will benefit both buyers and sellers. Our objective is to add those applications as well as additional collectible categories to our website over time.” said Willis.

“Collectors.com does not buy or sell collectibles. It simply facilitates collectibles purchase and sale transactions between buyers and sellers. For the serious collector, Collectors.com is a powerful search tool that actively monitors the Internet. For the curious Collectors.com offers an exciting opportunity to discover items of potential interest. For sellers, Collectors.com adds a new platform where thousands of potential buyers can easily find their products and quickly link to their websites for purchase,” he explained.

Collectors Universe, Inc.

In the competitive hunt for collectibles, our objective is to give our users the best chance to “Find it First,” emphasized Willis while using the website’s tagline.

An informative video, which explains the simple-to-use Collectors.com system, can be viewed on the home page, www.Collectors.com.

Collectors.com, patent pending, is a wholly-owned business unit of Collectors Universe, Inc. (NASDAQ:CLCT), the parent company of Professional Coin Grading Service (PCGS) and Professional Sports Authenticator (PSA), among other leading collecting-based services.

About Collectors Universe

Collectors Universe, Inc. is a leading provider of value-added services to the high-value collectibles markets. The Company authenticates and grades collectible coins, trading cards, event tickets, autographs and memorabilia (“collectibles”). The Company also compiles and publishes authoritative information about United States and world coins, collectible trading cards and sports memorabilia (“collectibles”), and operates its CCE dealer-to-dealer Internet bid-ask market for certified coins and its Expos trade show and conventions business. This information is accessible to collectors and dealers at the Company's website, http://www.collectorsuniverse.com and is also published in print.

Cautionary Statements Regarding Forward Looking Information

This news release contains statements regarding our expectations, beliefs or views about our future financial performance and trends in our business and in our markets, which constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward looking statements can often be identified by the use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or future or conditional verbs such as "will," "would," "should," "could," or "may."

Due to a number of risks and uncertainties to which our business and our markets are subject, our future financial performance may differ, possibly significantly, from expectations regarding our future financial performance that are expressed in, or that may be implied or inferred from the discussion of recent trends in our operating results in this news release. Those risks and uncertainties, and their possible impact on our future financial performance, include, but are not limited to, the following: our continued dependence on our coin business which historically has generated more than 60% of our consolidated revenues and a substantial portion of our operating income , making our operating results more vulnerable to conditions that could adversely affect or cause stagnation in the prices of precious metals and collectible coins; the risks that the economic recovery may stall, or that domestic or international economic conditions may deteriorate as a result of events outside of our control, that could lead to reductions in the demand for our collectibles authentication and grading services and, consequently, in our revenues and operating results; the risk that the weakness of the volatility of economic conditions in the United States and worldwide will lead to longer-term changes in the spending habits of consumers and in the availability and use of credit by smaller businesses, such as collectibles dealers, to fund purchases of collectibles, which could lead to longer-term declines in collectibles commerce and, therefore, in the demand for our services; the risks that claims under our coin and trading card authentication and grading warranties will increase substantially and that the warranty reserves we maintain for such claims, will, as a result prove to be inadequate, which could cause our gross margin and operating results to decline or cause us to incur operating losses, the risk that our strategies of offering new services and expanding our collectibles authentication and grading business into new geographic areas, such as Europe and Asia will not be successful in enabling us to improve our profitability or may even cause us to incur significant losses; the risks and added complexity of conducting business overseas; the risk that it may become necessary for us to reduce the amount of, or suspend or discontinue the payment of cash dividends in the future, due to conditions or circumstances outside of our control, such as adverse economic or market conditions, as well as our future financial performance and the cash needs of our business in the future.

Additional information regarding these risks and other risks and uncertainties to which our business is subject is contained in Item 1A, entitled “Risk Factors”, in our Annual Report on Form 10-K for our fiscal year ended June 30, 2015 which we filed with the Securities and Exchange Commission today and readers of this news release are urged to review the discussion of those risks and uncertainties in that Report. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this news release or in our Annual or Quarterly Reports filed with the Securities and Exchange Commission, which speak only as of their respective dates. We also disclaim any obligation to update or revise any of the forward-looking statements contained in this news release or in our Annual Report on Form 10-K, as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Collectors Universe, Inc.

Contact: Joseph Wallace Chief Financial Officer Collectors Universe 949-567-1245 Email: jwallace@collectors.com